Exhibit 99.1

DFHT Announces Special Meeting of Stockholders to Vote on Business Combination

to be held on June 4, 2021

●	Receives Notification that SEC has Completed its Review of DFHT’s Proxy Statement

●	Stockholders are encouraged to submit their vote prior to the special meeting

New York, NY and Miami, FL – May 14, 2021 - Deerfield Healthcare Technology Acquisitions Corp. (Nasdaq: DFHT) (“DFHT” or the “Company”) today announced receipt of notification from the U.S. Securities and Exchange Commission (“SEC”) that the SEC has completed its review of DFHT’s proxy statement relating to the proposed business combination (the “Business Combination”) with CareMax Medical Group, LLC (“CareMax”) and IMC Medical Group Holdings, LLC (“IMC”) and that it will commence mailing the definitive proxy statement relating to the special meeting of the Company’s stockholders (the “Special Meeting”) to be held on Friday, June 4, 2021 at 11:00 a.m. The definitive proxy statement is being mailed to the Company’s stockholders of record as of the close of business on April 29, 2021 (the “Record Date”). Notice of the Special Meeting will be mailed on or about May 14, 2021.

Your vote is important no matter how many shares you own. You are encouraged to submit your vote as soon as possible. If you hold your shares in an account at a brokerage firm, bank or other similar agent, you may vote prior to the meeting by using your voting control number and instructions provided by your brokerage firm, bank or other similar agent. If you are a stockholder of record, you may vote prior to the Special Meeting by signing, dating and mailing your proxy card in the return envelope provided with your proxy material. If you are a stockholder of record as of the record date and would like to attend and vote at the Special Meeting, you will need to follow the instructions applicable to them provided in the definitive proxy statement.

DFHT expects to close the proposed Business Combination as soon as practicable following the Special Meeting.

Additional Information and Where to Find It

DFHT has filed a definitive proxy statement in connection with the Business Combination and other matters and will mail the definitive proxy statement to its stockholders as of the Record Date established for voting on the Business Combination. DFHT’s stockholders and other interested persons are advised to read the definitive proxy statement, in connection with DFHT’s solicitation of proxies for its Special Meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents contain important information about DFHT, CareMax, IMC and the Business Combination. DFHT’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by DFHT, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Deerfield Healthcare Technology Acquisitions Corp., 780 Third Avenue, New York, NY 10017, Attention: Corporate Secretary, or by calling (212) 551-1600. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

About Deerfield Healthcare Technology Healthcare Acquisitions Corp.

Deerfield Healthcare Technology Acquisitions Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s sponsor is an affiliate of Deerfield Management Company, L.P., an investment firm focused exclusively on the healthcare industry, and Richard Barasch, a veteran healthcare public company executive and investor.

About CareMax Inc.

CareMax, comprised of the existing CareMax, IMC, and CareOptimize, is a technology-enabled care platform providing value-based care and chronic disease management to Seniors. Collectively, the Company operates 26 wholly owned medical centers that offer a comprehensive suite of healthcare and social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States.

Forward-Looking Statements

This Current Report includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the expectation that the combined company’s Class A common stock will be listed on Nasdaq, and the anticipated closing date of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of DFHT, CareMax management and IMC management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFHT, CareMax and IMC. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which CareMax or IMC may become a party or governmental investigations to which CareMax or IMC may become subject that could interrupt or limit CareMax’s or IMC’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in CareMax’s or IMC’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of DFHT and/or the equity holders of CareMax or IMC for the proposed Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of DFHT, CareMax and IMC; the amount of redemption requests made by DFHT’s stockholders; those factors discussed in DFHT’s proxy statement filed relating to the Business Combination, including those under “Risk Factors” therein, and other documents of DFHT filed with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFHT, CareMax nor IMC presently know or that DFHT, CareMax and IMC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFHT’s, CareMax’s and IMC’s expectations, plans or forecasts of future events and views as of the date of this Current Report. DFHT, CareMax and IMC anticipate that subsequent events and developments will cause DFHT’s, CareMax’s and IMC’s assessments to change. However, while DFHT, CareMax and IMC may elect to update these forward-looking statements at some point in the future, DFHT, CareMax and IMC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFHT’s, CareMax’s and IMC’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

DFHT and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination. Information about the directors and executive officers of DFHT and a description of their interests in DFHT are set forth in the definitive proxy statement relating to the proposed Business Combination, which can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact

DFHT

Chris Wolfe

chris.wolfe@dfhealthcaretech.com

DFHT Investor Relations

The Equity Group Inc.

Devin Sullivan

Senior Vice President

dsullivan@equityny.com

(212) 836-9608

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